Exhibit 2.1
EXECUTION COPY
AMENDMENT NO. 1 TO
ASSET PURCHASE AGREEMENT
     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) dated as of November 19, 2005 amends that certain Asset Purchase Agreement dated as of October 25, 2005 (the “Agreement”), by and among Arlington Hospitality, Inc., a Delaware corporation, Arlington Hospitality Development, Inc., an Illinois corporation, Arlington Hospitality Management, Inc., an Illinois corporation, Arlington Hospitality Staffing, Inc., an Illinois corporation, Arlington Inns of America, Inc., a Delaware corporation, Arlington Inns of Ohio, Inc., an Ohio corporation, Arlington Lodging Group, Inc., a Delaware corporation, Arlington Office Group, Inc., an Illinois corporation, AP Hotels of Illinois, Inc., an Illinois corporation, AP Hotels of Mississippi, Inc., a Mississippi corporation, AP Hotels of Pennsylvania, Inc., a Pennsylvania corporation, AP Hotels of Wisconsin, Inc., a Wisconsin corporation, AP Hotels/Parkersburg, WVA, Inc., a West Virginia corporation, AP Properties of Ohio, Inc., an Ohio corporation, API/Athens, OH, Inc., an Ohio corporation, API/Lancaster, OH, Inc., an Ohio corporation, API, Logan, OH, Inc., an Ohio corporation, API/Metropolis, IL, Inc., an Illinois corporation, API/Washington C.H., OH, Inc., an Ohio corporation, Shorewood Hotel Investments Inc., an Illinois corporation, Athens Motel Associates Limited Partnership II, an Ohio limited partnership, Batesville MS 595 Limited Partnership, a Mississippi limited partnership, API/Hammond, IN, Inc., an Indiana corporation, AP Hotels of Missouri, Inc., a Missouri corporation, AP Hotels of Georgia, Inc., a Georgia corporation, and Decatur, IN 1297 LLC, an Indiana limited liability company (collectively, the “Sellers”), and Sunburst Hospitality Development, Inc., a Delaware corporation, Sunburst Hospitality Management, Inc., a Delaware corporation, Boulevard Motel Staffing Corp., a Delaware corporation, Sunburst Hotel Holdings, Inc., a Delaware corporation, Sunburst Metropolis, IL, Inc., an Illinois corporation, Sunburst Hammond, IN, Inc., an Indiana corporation, Sunburst Murray, KY, Inc., a Kentucky corporation, Sunburst Lansing, MI, Inc., a Michigan corporation, Sunburst Land, Mexico, MO, Inc., a Missouri corporation, Sunburst Batesville, MS, Inc., a Mississippi corporation, Sunburst Jeffersonville South, OH, Inc., an Ohio corporation, Sunburst Oxford, OH, Inc., an Ohio corporation, Sunburst Land, Oxford, OH, Inc., an Ohio corporation, Sunburst Lancaster, OH, Inc., an Ohio corporation, Sunburst Logan, OH, Inc., an Ohio corporation, Sunburst Wilmington, OH, Inc., an Ohio corporation, Sunburst Cambridge, OH, Inc., an Ohio corporation, Sunburst Winchester OH, Inc., an Ohio corporation, Sunburst Land, Athens, OH, Inc., an Ohio corporation, Sunburst Athens, OH, Inc., an Ohio corporation, Sunburst Land Wisconsin, Inc., a Wisconsin corporation, and Sunburst Parkersburg WV, Inc., a West Virginia corporation, (collectively, the “Buyers”).
     WHEREAS, the Parties desire to enter into this Amendment so as to make certain modifications to the Agreement, as set forth below.
     WHEREAS, Section 10.6 of the Agreement permits the Sellers and the Buyers to amend the Agreement only by a written instrument executed and delivered by the Sellers and the Buyers.
     NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement, the Parties hereby agree as follows:

ARTICLE I
AMENDMENT
     Section 1.1 Excluded Liabilities. The introductory paragraph of Section 2.3(b) of the Agreement is hereby amended and replaced in its entirety, with the following corresponding sections:
     Except to the extent included in the Assumed Liabilities, the Buyers will not assume or become responsible for, and will not be deemed to have assumed or to have become responsible for, the following liabilities and obligations (collectively, the “Excluded Liabilities”):
     Section 1.2. Purchase Price. Section 3.2 of the Agreement is hereby amended and replaced in its entirety, with the following corresponding sections:
     (a) Subject to Section 3.2(b) below, on the terms and subject to the conditions set forth in this Agreement, at the Closing, the Buyers will pay and deliver to the Sellers (i) the sum of Seven Million Five Hundred Twenty Thousand Dollars ($7,520,000.00) in cash by wire transfer of immediately available funds to an account or accounts designated by the Sellers (the “Cash Portion”), (ii) the assumption of the Mortgages in the aggregate amount of principal and interest, which are owed on the Closing Date to the Other Secured Creditors identified on Schedule 2.3(a)(ii) as numbers 1 through 8, (iii) the liability in an amount up to $1,700,000 which is owed on the Closing Date to the Other Secured Creditors identified on Schedule 2.3(a)(ii) as number 14, (iv) either the assumption of the Mortgages or the payment of the aggregate amount of principal and interest, which are owed on the Closing Date to the Other Secured Creditors identified on Schedule 2.3(a)(ii) as numbers 9 and 10, and (v) subject to Section 6.8, the assumption of the Mortgages in the aggregate amount of principal and interest, which are owed on the Closing Date to the Other Secured Creditors identified on Schedule 2.3(a)(ii) as numbers 11 through 13 (together with the Cash Portion, the “Purchase Price”), plus or minus the net proration of the Apportioned Obligations determined in accordance with Section 6.7 of this Agreement.
     (b) Notwithstanding Section 3.2(a) above, if the Purchased Assets include the Development Agreement (whether or not amended, modified or supplemented), the Cash Portion of the Purchase Price shall be increased to an amount equal to Eight Million Twenty Thousand Dollars ($8,020,000.00); provided that any amendment, modification or supplement of the Development Agreement must be acceptable to the Buyers in their sole discretion.
     Section 1.3 Bankruptcy Case. Clause (ii) of Section 6.6(b) of the Agreement is hereby amended and replaced in its entirety with the following:
     (ii) up until the day the Approval Order is entered by the Bankruptcy Court, the Buyers may elect, by written notice to the Sellers, to have any of the executory contracts or unexpired leases set forth on Schedule 2.2(a)(vi) not be assigned to and assumed by the Buyers, and any such contracts or leases so identified in such notice shall be removed from Schedule 2.2(a)(vi) and shall no longer constitute Assumed Contracts; provided that the Buyers may not remove the Development Agreement or any of the franchise agreements included in the Cendant Agreements from Schedule 2.2(a)(vi) without the prior written consent of the Sellers, which consent may be withheld in their sole discretion.
     Section 1.4 Prorations. Section 6.7(b) of the Agreement is hereby amended and replaced in its entirety with the following:
     (b) The Buyers shall promptly reimburse the Sellers for all fees, costs and expenses incurred by the Sellers in connection with transferring the Mortgages to the Buyers in an amount not to exceed $200,000.00; provided that the Sellers shall use their commercially reasonable efforts to minimize such fees, costs and expenses.
     Section 1.5 Personal Property and Equipment.
     (a) Section 2.2(a) of the Agreement is hereby amended to add the following clause (xv):
     (xv) the furniture, furnishings, equipment and office supplies located at the main headquarters office building of the Sellers, other than the items set forth on Schedule 2.2(a)(xv).
     (b) The Disclosure Schedules are hereby amended to add a Schedule 2.2(a)(xv), which is attached hereto as Appendix A.
     Section 1.6 Hotels. Schedule 2.2(a)(i)(A) of the Agreement is hereby amended and replaced in its entirety with the information set forth on Appendix B attached hereto.
     Section 1.7 Permits. Schedule 2.2(a)(iv) of the Agreement is hereby amended to add the Permits set forth on Appendix C attached hereto.
     Section 1.8 Assumed Contracts. Schedule 2.2(a)(vi) of the Agreement is hereby amended to add the Assumed Contracts set forth on Appendix D attached hereto.
     Section 1.9 Joint Ventures. Schedule 2.2(a)(xi) of the Agreement is hereby amended to add the Joint Venture set forth on Appendix E attached hereto.
     Section 1.10 Notes Receivables. Schedule 2.2(a)(xiv) of the Agreement is hereby amended and replaced in its entirety with the information set forth on Appendix F attached hereto.
Section 1.11 Excludable Mortgage Agreements.
     (a) The definition of “Excludable Mortgage Agreements” is hereby amended and replaced in its entirety with the following: “Excludable Mortgage Agreements” means the mortgages identified as items 11 through 13 listed on Schedule 2.3(a)(ii).
     (b) Schedule 2.3(a)(ii) of the Agreement is hereby amended and replaced in its entirety with the information set forth on Appendix G attached hereto.
     (c) Article VI of the Agreement is hereby amended to add the following Section 6.8:

     Section 6.8. Certain Excludable Mortgage Agreements. If the lenders under any of the Excludable Mortgage Agreements identified as items 11 through 13 on Schedule 2.3(a)(ii) fail to consent to the transfer thereof to the Buyers, the Buyers shall have the right to designate any such nontransferable Excludable Mortgage Agreement that would otherwise be a Purchased Asset as an Excluded Asset at any time prior to the Closing Date. Any such nontransferable Excludable Mortgage Agreements shall thereupon be deemed Excluded Assets for all purposes hereunder; provided that, in the event the Buyers designate any particular Excludable Mortgage Agreement under this Section 6.8, the Hotels and any Assumed Contracts or Permits related solely thereto shall also be Excluded Assets.
     Section 1.12 Rejected Contracts. Schedule 6.6(b) of the Agreement is hereby amended to add the Rejected Contracts set forth on Appendix H attached hereto.
ARTICLE II
MISCELLANEOUS
     Section 2.1 Definitions. Capitalized terms used but not otherwise defined herein will have the meanings ascribed to them in the Agreement.
     Section 2.2 No Further Amendments. Except as expressly amended hereby, the provisions of the Agreement are and will remain unmodified and in full force and effect. Each reference to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” will hereafter refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, unless the context requires otherwise, references in the Agreement to “the date hereof,” “the date of this Agreement” or similar references will continue to refer to October 25, 2005.
     Section 2.3 Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all such counterparts taken together will constitute one and the same Agreement.
     Section 2.4 Governing LawSection 2.5 . THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY LAW OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS TO BE APPLIED.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement on the date first written above.

THE SELLERS: ARLINGTON HOSPITALITY, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON HOSPITALITY DEVELOPMENT, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON HOSPITALITY MANAGEMENT
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON HOSPITALITY STAFFING
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON INNS OF AMERICA, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON INNS OF OHIO, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON LODGING GROUP, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ARLINGTON OFFICE GROUP, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS OF ILLINOIS, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS OF MISSISSIPPI, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS OF PENNSYLVANIA, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS OF WISCONSIN, INC.

By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS/PARKERSBURG, WVA, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP PROPERTIES OF OHIO, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

API/ATHENS, OH, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

API/LANCASTER, OH, INC.

By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

API, LOGAN, OH, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

API/METROPOLIS, IL, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

API/WASHINGTON C.H., OH, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

SHOREWOOD HOTEL INVESTMENTS INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

ATHENS MOTEL ASSOCIATES LIMITED PARTNERSHIP II
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

BATESVILLE MS 595 LIMITED PARTNERSHIP
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

API/HAMMOND, IN, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS OF MISSOURI, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

AP HOTELS OF GEORGIA, INC.
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

DECATUR, IN 1297 LLC
By:	/s/ Stephen K. Miller
Name:	Stephen K. Miller
Title:	Acting President and CEO

THE BUYERS:

SUNBURST HOSPITALITY DEVELOPMENT, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST HOSPITALITY MANAGEMENT, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

BOULEVARD MOTEL STAFFING CORP.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST HOTEL HOLDINGS, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST METROPOLIS, IL, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST HAMMOND, IN, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST MURRAY, KY, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LANSING, MI, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LAND, MEXICO, MO, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST BATESVILLE, MS, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST JEFFERSONVILLE SOUTH, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST OXFORD, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LAND, OXFORD, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LANCASTER, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LOGAN, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST WILMINGTON, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST CAMBRIDGE, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST WINCHESTER OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LAND, ATHENS, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST ATHENS, OH, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST LAND WISCONSIN, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

SUNBURST PARKERSBURG WV, INC.
By:	/s/ Pamela M. Williams
Name:	Pamela M. Williams
Title:	Senior Vice President

APPENDIX A
Schedule 2.2(a)(xv)
PERSONAL PROPERTY AND EQUIPMENT
The following personal property and equipment utilized in
relation to Airpointe and the Construction Contracts:
1ea. Hewlett Packard Model #500 DesignJet plotter.
1ea. Hewlett Packard Model #3380 LaserJet Fax/Printer.
1ea. Hewlett Packard Model #2100TN LaserJet printer.
3ea. Dell Model D610 Laptop Computers.
2ea. Dell Model GX270 Workstations
1ea. Viewsonic Model G220f 20” Color Monitor (Architect)
Hewlett Packard Model #880C DeskJet printer.
1ea. Canon Model P1212-DH Desktop Calculator.
1ea. Casio Model #HR150LC Desktop Calculator.

APPENDIX B
Schedule 2.2(a)(ii)(A)
Hotels

NAME	ADDRESS

AmeriHost Inn & Suites Athens (Arlington Inns of Ohio, Inc. and CAPI/Athens/OH, Inc.	20 Home Street Athens, OH 45701

AmeriHost Inn Lancaster (API/Lancaster, OH, Inc.)	1721 River Valley Circle N Lancaster, OH 43130

AmeriHost Inn Logan (API/Logan, OH, Inc.)	12819 State Road 664 Logan, OH 43138

AmeriHost Inn Jeffersonville South (API/Washington, C.H., OH, Inc.)	11431 Allen Road NW Jeffersonville, OH 43128

AmeriHost Inn Parkersburg North (AP Hotels/Parkersburg, W.V., Inc.)	401 37th Street Parkersburg, WV 26101

AmeriHost Inn Batesville (AP Hotels of Mississippi, Inc.)	221 Lakewood Drive Batesville, MS 38606

AmeriHost Inn Murray (AP Properties of Ohio, Inc.)	1210 North 12th Street Murray, KY 42071

AmeriHost Inn & Suites Wilmington (AP Hotels of Pennsylvania, Inc.)	201 Carrie Drive Wilmington, OH 45177

AmeriHost Inn Jeffersonville North (AP Hotels of Georgia, Inc.)	10160 Carr Road NW Jeffersonville, OH 43128

AmeriHost Inn & Suites Cambridge (AP Hotels of Illinois, Inc.)	61595 Southgate Parkway Cambridge, OH 43725

AmeriHost Inn & Suites Warrenton (Arlington Inns of America, Inc.)	425 E. Veterans Memorial Warrenton, MO 63383

AmeriHost Inn & Suites Columbus SE (AP Hotels of Illinois, Inc.)	6323 Prentiss School Road Canal Winchester, OH 43110

AmeriHost Inn & Suites DeWitt (Arlington Inns of America, Inc.)	1055 Aaron Drive DeWitt, MI 48820

AmeriHost Inn Decatur (Decatur, IN 1297 LLC)	1201 S 13th Street Decatur, IN 46733

APPENDIX C

HOTEL	STATE	LICENSES

DeWitt	MI	Owner: Arlington Inns of America, Inc.
Certificate of Occupancy
Public Swimming Pool Operation Permit (spa)
Public Swimming Pool Operation Permit (swim)
Sales Tax License — Department of Treasury
Elevator Certificate (issued on 1st anniversary of opening)

Warrenton	MO	Owner: Arlington Inns of America, Inc.
Certificate of Occupancy
License to Operate a Lodging Establishment — MO Dept. of Health
Occupational License — City of Warrenton
Retail Sales License — State of Missouri

Jeffersonville North	OH	Owner: AP Hotels of Georgia, Inc.
Certificate of Occupancy
Vendor’s License
Swimming Pool Operation License ($115)
Spa Operation License ($65)
Hotel/Motel License (Depart of Commerce/State Fire Marshall)
Food Service Operation License — Department of Health

Decatur	IN	Owner: Decatur, IN 1297 L.L.C.
Certificate of Occupancy
Registered Retail Merchant Certificate — IN Dept of Revenue
Certificate of Inspection — mech room
Certificate of Inspection — mech room
Certificate of Inspection — mech room
Certificate of Inspection — mech room

APPENDIX D
AMERIHOST INN & SUITES DEWITT, MI CONTRACTS
1.	Franchise Agreement dated as of December 2000, by and between AmeriHost Inn & Suites Dewitt, MI and AmeriHost Franchise Systems, Inc.
AMERIHOST INN JEFFERSONVILLE NORTH, OH CONTRACTS
1.	Agreement dated as of August 2002, by and between AmeriHost Inn Jeffersonville North, OH and Ohio Logos for highway logo signs.

2.	Franchise Agreement dated as of September 2000, by and between AmeriHost Inn Jeffersonville North, OH and AmeriHost Franchise Systems, Inc.
AMERIHOST INN & SUITES WARRENTON, MO CONTRACTS
1.	Agreement dated as of October 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Missouri Logos for highway signs on 170 Mpost 193 East and West.

2.	Franchise Agreement dated as of September 2000, by and between AmeriHost Inn & Suites Warrenton, MO and AmeriHost Franchise Systems, Inc.
AMERIHOST INN AND SUITES DECATUR, IN CONTRACTS
1.	Franchise Agreement dated as of September 2000, by and between AmeriHost Inn & Suites Decatur, IN and AmeriHost Franchise Systems, Inc.

APPENDIX E

	Investor	Property	Property
Investor	Ownership Interest	Name	Address
Arlington Inns of America, Inc.	25% ownership interest as Manager Member of LLC	AmeriHost Inn & Suites Decatur	1201 S. 13th St. Decatur, IN 46733

100% economic benefit per the Amended and Restated Enid, Boone and Decatur Agreement (“Musikantow Agreement”)

APPENDIX F
Schedule 2.2(a)(xiv)
Notes Receivables
1.	Balloon Purchase Money Installment Note dated June 26, 2003, in the amount of $100,000.00, by and between Dev Investments of Ohio, Inc. (“Maker”) and AP Hotels of Wisconsin, Inc. (“Lender”).

Allonge to Balloon Purchase Money Installment Note dated October 6, 2004, by and between Dev Investments of Ohio, Inc. and AP Hotels of Wisconsin, Inc.

Third Mortgage and Assignment of Rents dated as of June 26, 2003, by and between Dev Investments of Ohio, Inc. and AP Hotels of Wisconsin, Inc. Allonge 10/1/07.

Guaranty dated June 26, 2003, by and between Saurabh Shah, Sanjay Amin, Tej Shah and Gaurev Rana with AP Hotels of Wisconsin, Inc.

2.	Purchase Money Installment Note dated March 26, 2004, in the amount of $100,000.00, by and between Shiva Hospitality Inc. (“Maker”) and AP Hotels of Ohio, Inc. (“Lender”)

Third Mortgage and Assignment of Rents dated as of March 26, 2004, in the amount of $100,000.00, by and between Shiva Hospitality, Inc., and AP Hotels of Ohio, Inc. with Guaranty.

3.	~~Purchase Money Installment Note dated as of November 7, 2002, in the amount of $150,000.00, by and between Nimesh Arora and Nutan Arora (collectively, “Maker”), and AP Hotels of Ohio, Inc. (“Lender”) (the “Arora Note”).1/~~

~~Third Mortgage and Assignment of Rents dated as of November 7, 2002, by and between Nimesh Arora and Nutan Arora (collectively, “Mortgagor”), and AP Hotels of Ohio, Inc. for $100,000.~~

4.	Restitution Promissory Note dated September 28, 2004, in the amount of $2,860, by and between Trevor Richardson and Endi, OK 897, LLC.

5.	Promissory Note dated October 13, 2002, in the amount of $35,000, by and between Hoey Enterprises d/b/a S&L Creative Carpet and Arlington Hospitality Development, Inc.

6.	 ~~Stand-By Purchase Money Installment Note dated December 20, 2001, in the amount of $300,000, by and between Pyramids Allen Hotel, L.P. and Arlington Hospitality Development, Inc.~~

~~1~~	 ~~The Parties agree that if the Note Receivable listed as item no. 3 on Schedule 2.2(a)(xiv) (the “Arora Note”) is paid by the obligor on or prior to the Closing Date, that in lieu of transferring the Arora Note, the Sellers shall transfer to the Buyers what is paid on account of the Arora Note.~~

~~Standby Agreement dated December 20, 2001, by and between Pyramids Allen Hotel, L.P. and Arlington Hospitality Development, Inc.~~
~~Subordination Agreement dated December 20, 2001, by and between Pyramids Allen Hotel, L.P. and Arlington Hospitality Development, Inc.~~

~~Subordinate Deed of Trust, Assignment of Leases and Rents and Security Agreement dated December 20, 2001, by and between Pyramids Allen Hotel, L.P. and Arlington Hospitality Development, Inc.~~

~~7.~~	~~Consulting Agreement dated December 20, 2001, by and between Pyramids Allen Hotel, L. P., Mohamed Elmougy and Arlington Hospitality Development, Inc.~~

APPENDIX G
Schedule 2.3(a)(ii)
Other Secured Creditors (NEED TO ADD CURRENT LOAN BALANCES)

						Current Loan
						Balance as of
		Property			Original Loan	Date of this	Date	Date on
Property Name		Address	Lender	Current Borrower	Payment	Agreement	Executed	Record

1.	AmeriHost Inn Batesville	221 Lakewood Drive, Batesville, MS 38606	First Security Bank	Batesville, MS 595 L.P.	$1,650,034.00	Approx. $1,304,308	9/17/96	9/27/96

2.	AmeriHost Inn Murray	1210 N. 12th St., Murray, KY 42071	Downstate National Bank	Murray, KY 695 L.P.	$1,650,000.00	Approx. $1,310,179	1/29/96	2/6/96

				AP Properties of Ohio, Inc.			8/31/98	9/3/98

Current Loan
Balance as of
		Property			Original Loan	Date of this	Date	Date on
	Property Name	Address	Lender	Current Borrower	Payment	Agreement	Executed	Record
3.	AmeriHost Inn Logan	12819 State Road 664, Logan, OH 43138	First Union National Bank	Logan, OH 692 L.P.			11/7/97	11/10/97
			Norwest Bank Minnesota, National Association, As Trustee in Trust for the Registered Holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2	API/Logan, OH, Inc.	$1,925,000.00	Approx. $1,486,580	3/24/99	3/31/99

Current Loan
Balance as of
		Property			Original Loan	Date of this	Date	Date on
	Property Name	Address	Lender	Current Borrower	Payment	Agreement	Executed	Record

4.	AmeriHost Inn Lancaster	1721 River Valley Circle N., Lancaster, OH 43130	First Union Bank	Lancaster, OH L.P.	$1,950,000.00	$1,505,885	11/14/97

			Norwest Bank Minnesota, National Association, As Trustee in Trust for the Registered Holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2	API/Lancaster, OH, Inc.			3/24/99	3/31/99

						Current Loan
						Balance as of
		Property			Original Loan	Date of this	Date	Date on
	Property Name	Address	Lender	Current Borrower	Payment	Agreement	Executed	Record

5.	AmeriHost Inn Parkersburg North	401 37th St., Parkersburg, WV 26101	First Union National Bank	Parkersburg, WVA 894 L.P.			11/7/97
			Norwest Bank Minnesota, National	AP Hotels/ Parkersburg, WV, Inc.	$2,400,000.00	Approx. $1,853,398	3/24/99	3/26/99
			Association, As Trustee in Trust for the Registered Holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2

6.	AmeriHost Inn & Suites Athens	20 Home St., Athens, OH 45701	First Union National Bank	Athens Motel Limited Partnership II	$2,750,000.00	Approx. $2,169,705	5/4/98

						Current Loan
						Balance as of
		Property			Original Loan	Date of this	Date	Date on
	Property Name	Address	Lender	Current Borrower	Payment	Agreement	Executed	Record

7.	AmeriHost Inn & Suites, Columbus S.E.	6323 Prentiss School Rd., Canal Winchester, OH 43110	The Citizens Bank of Logan	Canal Winchester, Ohio 1292 Ltd. AP Hotels of Illinois, Inc.	$1,900,000.00	Approx. $1,240,364	9/30/97 9/2/98	10/2/97 9/8/98

8.	AmeriHost Inn Jeffersonville South	11431 Allen Rd., N.W., Jeffersonville, OH 43128	First Union National Bank	Washington C.H., Ohio 194 L.P.	$1,925,000.00	Approx. $1,507,300		11/7/97

			Norwest Bank Minnesota, National Association, As Trustee in Trust for the Registered Holders of First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2	API/Washington C.H., OH, Inc.	$1,925,000.00		3/24/99	4/1/99

Current Loan
Balance as of
		Property			Original Loan	Date of this	Date	Date on
	Property Name	Address	Lender	Current Borrower	Payment	Agreement	Executed	Record

9.	AmeriHost Inn & SuitesCambridge	61595 Southgate Parkway, Cambridge, OH 43725	PMC Capital, Inc.	AP Hotels of Illinois, Inc.	$1,650,000.00	Approx. $1,484,544	5/31/01

10.	AmeriHost Inn & Suites Wilmington	201 Carrie Drive, Wilmington, OH 45177	PMC Capital, Inc.	AP Hotels of Pennsylvania, Inc.	$1,800,000.00	Approx. $1,481,173	9/30/98	10/13/98

11.	AmeriHost Inn N.W., Jeffersonville North	10160 Carr Rd. N.W., Jeffersonville, OH 43128	PMC Capital, Inc.	AP Hotels of Georgia, Inc.		Approx. $1,398,885	9/3/98	10/6/98

12.	AmeriHost Inn & Suites DeWitt	1055 Aaron Drive, DeWitt, MI 48820 425 E. Veterans	General Electric Capital Business Asset Funding Corporation	Arlington Inns of America, Inc.		Approx $2,847,990	7/24/02

13.	AmeriHost Inn & Suites Warrenton	425 E. Veterans Memorial, Warrenton Warrenton, MO 63883	PMC Commercial Trust General Electric	Arlington Inns of America, Inc.		Approx. $1,846,627	5/16/02

14.	AmeriHost Inn & Suites Decatur, IN	1201 S. 13th Street Decatur, IN 46733	General Electric Capital Business Asset Funding Corporation	Decatur, IN 1297 L.L.C.		Approx. $1,616,695	10/30/98

APPENDIX H
Rejected Contracts
AMERIHOST INN & SUITES DEWITT, MI CONTRACTS
1.	Agreement dated as of December 2004, by and between AmeriHost Inn & Suites Dewitt, MI and Michigan Logos, Inc. for outdoor billboards.

2.	Agreement dated as of May 2005, by and between AmeriHost Inn & Suites Dewitt, MI and Courtesy Products LLC for 75-4-cup Hamilton Beach coffee brewers.

3.	Agreement dated as of December 2002, by and between AmeriHost Inn & Suites Dewitt, MI and Adams Outdoor Advertising of Lansing for outdoor billboards.

4.	Agreement dated as of October 2002, by and between AmeriHost Inn & Suites Dewitt, MI and SVI Systems, Inc. for instant entertainment systems.

5.	Agreement dated as of August 2005, by and between AmeriHost Inn & Suites Dewitt, MI and World Cinema, Inc. for entertainment TV stations.

6.	Agreement dated as of March 2005, by and between AmeriHost Inn & Suites Dewitt, MI and Traveler Discount Guide for advertising services.

7.	Agreement dated as of January 2003, by and between AmeriHost Inn & Suites Dewitt, MI and Grange Recycling for refuse pickup services.

8.	Agreement dated as of January 2003, by and between AmeriHost Inn & Suites Dewitt, MI and Three Seasons Landscaping for snow removal/salt services.

9.	Airport Advertising Agreement dated as of April 2005, by and between AmeriHost Inn & Suites Dewitt, MI and Interspace Airport Advertising.

10.	Elevator Maintenance Agreement dated as of December 2003, by and between AmeriHost Inn & Suites Dewitt, MI and ThyssenKrupp Elevator.

11.	Agreement dated as of August 2004, by and between AmeriHost Inn & Suites Dewitt, MI and Onity, Inc. for energy management systems.

12.	Agreement dated as of February 2005, by and between AmeriHost Inn & Suites Dewitt, MI and Onity, Inc. for electronic door locks.

13.	Agreement dated as of November 2002, by and between AmeriHost Inn & Suites Dewitt, MI and Safemark Systems, L.P. for in-room safes.

14.	Staffing Agreement dated as of May 2002, by and between AmeriHost Inn & Suites Dewitt, MI and Arlington Hospitality Staffing, Inc.

15.	Management Agreement dated as of May 2002, by and between AmeriHost Inn & Suites Dewitt, MI and Arlington Hospitality Management, Inc.
AMERIHOST INN JEFFERSONVILLE NORTH, OH CONTRACTS
1.	Agreement dated as of April 1995, by and between AmeriHost Inn Jeffersonville North, OH and Courtesy Products for in-room coffee.

2.	Agreement dated as of June 2000, by and between AmeriHost Inn Jeffersonville North, OH and Emmit Sign Company for 12’x31’ billboard on Rt. 35 (shared billboard with Jeffersonville S).

3.	Agreement dated as of August 1999, by and between AmeriHost Inn Jeffersonville North, OH and Frontiervision for cable TV services.

4.	Agreement dated as of April 1996, by and between AmeriHost Inn Jeffersonville North, OH and Multi-Systems, Inc. for computer hardware and software maintenance services.

5.	Agreement dated as of May 2000, by and between AmeriHost Inn Jeffersonville North, OH and Outdoor Systems Adv. for 16’x30’ billboard on exits 65 & 67.

6.	Agreement dated as of June 1996, by and between AmeriHost Inn Jeffersonville North, OH and Rumpke for waste haul services.

7.	Agreement dated as of April 2005, by and between AmeriHost Inn Jeffersonville North, OH and S.A. Comunate Co., Inc. for fire protection system and inspection services.

8.	Agreement dated as of July 2001, by and between AmeriHost Inn Jeffersonville North, OH and SVI for in-room movies.

9.	Agreement dated as of September 2004, by and between AmeriHost Inn Jeffersonville North, OH and Onity, Inc. for electronic door locks.

10.	Agreement dated as of October 2004, by and between AmeriHost Inn Jeffersonville North, OH and The Lamar Companies for billboard shared with Jeffersonville South - 16’X50’ N/O US 62 and I-71.

11.	Agreement dated as of September 2002, by and between AmeriHost Inn Jeffersonville North, OH and Flying J/TON Services for callboard with sign.

12.	Agreement dated as of December 2003, by and between AmeriHost Inn Jeffersonville North, OH and World Cinema for satellite programming.

13.	Agreement dated as of June 1996, by and between AmeriHost Inn Jeffersonville North, OH and World Cinema for HBO.

14.	Agreement dated as of March 2003, by and between AmeriHost Inn Jeffersonville North, OH and Viacom Outdoor Advertising for 16’x 60’ billboard services.

15.	Agreement dated as of June 2004, by and between AmeriHost Inn Jeffersonville North, OH and Traveler Discount Guide for travel guide ad.

16.	Agreement dated as of October 2003, by and between AmeriHost Inn Jeffersonville North, OH and Olympus Media Group for billboard display.

17.	Agreement dated as of August 2002, by and between AmeriHost Inn Jeffersonville North, OH and Outdoor Nation for billboard.

18.	Agreement dated as of June 2003, by and between AmeriHost Inn Jeffersonville North, OH and Market America, LLC for advertising services.

19.	Agreement dated as of September 2004, by and between AmeriHost Inn Jeffersonville North, OH and Onity, Inc. for energy management system.

20.	Agreement dated as of February 1996, by and between AmeriHost Inn Jeffersonville North, OH and Safemark for in-room safes.

21.	Staffing Agreement dated as of September 1995, by and between AmeriHost Inn Jeffersonville North, OH and Arlington Hospitality Staffing, Inc.

22.	Management Agreement dated as of September 1995, by and between AmeriHost Inn Jeffersonville North, OH and Arlington Hospitality Management, Inc.
AMERIHOST INN & SUITES WARRENTON, MO CONTRACTS
1.	Agreement dated as of December 1997, by and between AmeriHost Inn & Suites Warrenton, MO and Charter Communications for cable and HBO.

2.	Agreement dated as of April 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Courtesy Products for 62 Hamilton Beach Model #15180 coffee brewers.

3.	Agreement dated as of July 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Heart of Missouri Tourism Center for display and phone board space.

4.	Agreement dated as of October 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Missouri Logos for highway signs on 170 Mpost 193 East and West.

5.	Agreement dated as of November 2002, by and between AmeriHost Inn & Suites Warrenton, MO and SVI for in-room movie.

6.	Agreement dated as of May 1997, by and between AmeriHost Inn & Suites Warrenton, MO and World Cinema for cable and HBO.

7.	Agreement dated as of July 1998, by and between AmeriHost Inn & Suites Warrenton, MO and Cablevision for cable and HBO services.

8.	Agreement dated as of September 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Onity, Inc. for electronic door locks.

9.	Agreement dated as of February 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Porlier Outdoor Advertising Co. for 14x48 billboard.

10.	Agreement dated as of August 2002, by and between AmeriHost Inn & Suites Warrenton, MO and Alarm 24, Inc. for alarm system.

11.	Agreement dated as of February 2003, by and between AmeriHost Inn & Suites Warrenton, MO and Christian Disposal for waste pickup services.

12.	Energy Management System Agreement dated as of August 2004, by and between AmeriHost Inn & Suites Warrenton, MO and Onity, Inc.

13.	Bid Agreement dated as of May 2005, by and between AmeriHost Inn & Suites Warrenton, MO and Corporate Lodging Consultants, Inc.

14.	Agreement dated as of October 1997, by and between AmeriHost Inn & Suites Warrenton, MO and Safemark for in-room safes.

15.	Staffing Agreement dated as of December 1996, by and between AmeriHost Inn & Suites Warrenton, MO and Arlington Hospitality Staffing, Inc.

16.	Management Agreement dated as of December 1996, by and between AmeriHost Inn & Suites Warrenton, MO and Arlington Hospitality Management, Inc.
AMERIHOST INN AND SUITES DECATUR, IN CONTRACTS
1.	Agreement dated as of April 1998, by and between AmeriHost Inn and Suites Decatur, IN and Safemark for in-room safes.

2.	Agreement by and between AmeriHost Inn and Suites Decatur, IN and SVI Systems, Inc. for in-room movies.

3.	Agreement dated as of December 1998, by and between AmeriHost Inn and Suites Decatur, IN and Traix Cablevision for cable TV service.

4.	Agreement dated as of June 1998, by and between AmeriHost Inn and Suites Decatur, IN and Burkhart for poster advertising.

5.	Agreement dated as of December 2004, by and between AmeriHost Inn and Suites Decatur, IN and Courtesy Products Company for 60 Hamilton Beach Model #15180 coffee brewers.

6.	Agreement dated as of August 1998, by and between AmeriHost Inn and Suites Decatur, IN and Burkhart Advertising for poster advertising.

7.	Agreement dated as of August 1998, by and between AmeriHost Inn and Suites Decatur, IN and Brogan Outdoor advertising, Inc. for illuminated billboard services.

8.	Agreement dated as of September 21, 1998, by and between AmeriHost Inn and Suites Decatur, IN and Rose Exterminator Company for pest management services.

9.	Agreement dated as of October 2003, by and between AmeriHost Inn and Suites Decatur, IN and Burkhart Outdoor for 12X25 board on Decatur 209.

10.	Agreement dated as of August 2000, by and between AmeriHost Inn and Suites Decatur, IN and Burkhart Outdoor for 12X25 board on Berne 207.

11.	Agreement dated as of August 2004, by and between AmeriHost Inn and Suites Decatur, IN and Onity, Inc. for electronic door locks.

12.	Agreement dated as of August 2000, by and between AmeriHost Inn and Suites Decatur, IN and Brogan Outdoor Advertising, Inc. for billboard 10X24 on US 26 S.

13.	Agreement dated as of September 2004, by and between AmeriHost Inn and Suites Decatur, IN and Onity, Inc. for energy management systems.